SUPPLEMENT DATED JANUARY 6, 2009

TO

PROSPECTUS DATED NOVEMBER 3, 2008

FOR

SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT J

Effective December 31, 2008, Janus Aspen Series Mid Cap Value Portfolio changed its name to Janus Aspen Perkins Mid Cap Value Portfolio.  The subadviser of the Portfolio is Perkins Investment Management LLC.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.